Exhibit 99.1

Tidewater Reports Third Quarter Results For Fiscal 2009

NEW ORLEANS—January 28, 2009—Tidewater Inc. (NYSE:TDW) announced today third quarter net earnings for the period ended December 31, 2008, of $117.0 million, or $2.28 per common share, on revenues of $362.3 million. For the same quarter last year, net earnings were $89.4 million, or $1.66 per common share, on revenues of $314.2 million. The immediately preceding quarter ended September 30, 2008, had net earnings of $95.4 million, or $1.85 per common share, on revenues of $346.8 million.

As previously announced, Tidewater will hold a conference call to discuss December quarterly earnings on Wednesday, January 28, 2009, at 10:00 a.m. CST, promptly following the Company’s release of quarterly earnings. Investors and interested parties may listen to the teleconference via telephone by calling 1-888-388-7493 if calling from the U.S. or Canada (1-706-679-8348 if calling from outside the U.S.) and ask for the “Tidewater” call just prior to the scheduled start. A replay of the conference call will be available beginning at 12:00 p.m. CST on January 28, 2009, and will continue until 11:59 p.m. CST on January 30, 2009. To hear the replay, call 1-800-642-1687 (1-706-645-9291 if calling from outside the U.S.). The conference call ID number is 80251109.

A simultaneous webcast of the conference call will be accessible online at the Tidewater Inc. website, www.tdw.com, and at the CCBN website, www.streetevents.com. The online replay will be available until February 28, 2009.

Tidewater Inc. owns 431 vessels, the world’s largest fleet of vessels serving the global offshore energy industry.

Note: all per-share amounts are stated on a diluted basis.

Contact:

Tidewater Inc., New Orleans

Joe Bennett, Executive Vice President and Chief Investor Relations Officer

504-566-4506

SOURCE: Tidewater Inc.

Financial information is displayed on the next page.

TIDEWATER INC.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands, except share and par value data)

	December 31, 2008	March 31, 2008
ASSETS
Current assets:
Cash and cash equivalents	$201,898	270,205
Trade and other receivables, net	331,408	308,813
Marine operating supplies	51,104	46,369
Other current assets	8,398	5,208

Total current assets	592,808	630,595

Investments in, at equity, and advances to unconsolidated companies	33,177	27,433
Properties and equipment:
Vessels and related equipment	3,170,546	2,867,391
Other properties and equipment	83,014	82,357

	3,253,560	2,949,748
Less accumulated depreciation and amortization	1,308,312	1,270,710

Net properties and equipment	1,945,248	1,679,038

Goodwill	328,754	328,754
Other assets	70,520	85,960

Total assets	$2,970,507	2,751,780

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Current maturities on capitalized lease obligations	—	10,059
Accounts payable	81,517	93,147
Accrued expenses	64,700	54,497
Accrued property and liability losses	5,968	6,271
Other current liabilities	46,467	34,930

Total current liabilities	198,652	198,904

Long-term debt	300,000	300,000
Deferred income taxes	199,036	189,605
Accrued property and liability losses	8,853	12,530
Other liabilities and deferred credits	120,138	120,657

Commitment and contingencies (Note 6)

Stockholders’ equity:
Common stock of $.10 par value, 125,000,000 shares authorized, issued 51,538,414 shares at December and 52,318,806 shares at March	5,154	5,232
Other stockholders’ equity	2,138,674	1,924,852

Total stockholders’ equity	2,143,828	1,930,084

Total liabilities and stockholders’ equity	$2,970,507	2,751,780

TIDEWATER INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS

(In thousands, except share and per share data)

	Quarter Ended December 31,		Nine Months Ended December 31,
	2008	2007	2008	2007
Revenues:
Vessel revenues	$349,181	310,670	1,022,189	900,929
Other marine revenues	13,154	3,545	27,029	37,814

	362,335	314,215	1,049,218	938,743

Costs and expenses:
Vessel operating costs	161,320	148,731	513,419	429,578
Costs of other marine revenues	11,347	1,747	23,091	32,979
Depreciation and amortization	32,173	31,123	93,451	89,156
General and administrative	31,669	31,112	102,092	93,304
Gain on sales of assets	(4,760)	(660)	(20,998)	(9,692)

	231,749	212,053	711,055	635,325

	130,586	102,162	338,163	303,418
Other income (expenses):
Foreign exchange gain (loss)	3,396	(159)	4,693	(543)
Equity in net earnings of unconsolidated companies	4,079	3,141	12,073	10,252
Interest income and other, net	1,372	4,077	4,696	13,779
Interest and other debt costs	(77)	(1,535)	(505)	(5,713)

	8,770	5,524	20,957	17,775

Earnings before income taxes	139,356	107,686	359,120	321,193
Income taxes	22,391	18,316	61,948	57,815

Net earnings	$116,965	89,370	297,172	263,378

Basic earnings per common share	$2.28	1.67	5.79	4.80

Diluted earnings per common share	$2.28	1.66	5.76	4.76

Weighted average common shares outstanding	51,242,848	53,498,846	51,344,835	54,896,999
Incremental common shares from stock options	74,288	315,409	202,993	403,158

Adjusted weighted average common shares	51,317,136	53,814,255	51,547,828	55,300,157

Cash dividends declared per common share	$0.25	0.15	0.75	0.45

TIDEWATER INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

	Nine Months Ended December 31,
	2008	2007
Operating activities:
Net earnings	$297,172	263,378
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation and amortization	93,451	89,156
Provision for deferred income taxes	7,876	3,018
Gain on sales of assets	(20,998)	(9,692)
Equity in earnings of unconsolidated companies, net of dividends	(6,004)	(5,840)
Compensation expense - stock-based	8,410	8,714
Excess tax liability (benefit) on stock options exercised	843	(4,335)
Changes in assets and liabilities, net:
Trade and other receivables	(17,545)	(33,784)
Marine operating supplies	(4,735)	697
Other current assets	(3,190)	(826)
Accounts payable	(12,891)	3,908
Accrued expenses	10,203	15,848
Accrued property and liability losses	(304)	(232)
Other current liabilities	11,470	19,699
Other, net	4,748	3,367

Net cash provided by operating activities	368,506	353,076

Cash flows from investing activities:
Proceeds from sales of assets	30,459	61,201
Additions to properties and equipment	(368,706)	(291,709)
Other	260	—

Net cash used in investing activities	(337,987)	(230,508)

Cash flows from financing activities:
Principal payments on capitalized lease obligations	(10,059)	(19,565)
Proceeds from exercise of stock options	4,346	43,580
Stock repurchases	(53,634)	(291,147)
Cash dividends	(38,636)	(24,975)
Excess tax (liability) benefit on stock options exercised	(843)	4,335

Net cash used in financing activities	(98,826)	(287,772)

Net change in cash and cash equivalents	(68,307)	(165,204)
Cash and cash equivalents at beginning of period	270,205	393,806

Cash and cash equivalents at end of period	$201,898	228,602

Supplemental disclosure of cash flow information:
Cash paid during the period for:
Interest	$7,194	9,791
Income taxes	$44,389	41,962
Non-cash financing activities:
Capitalized leases	$—	33,876

The company’s revenues and operating costs and its related percentage of total revenue for the quarters and nine-month periods ended December 31, 2008 and 2007, and for the quarter ended September 30, 2008, were as follows:

	Quarter Ended December 31,				Nine Months Ended December 31,				Quarter Ended September 30,
(In thousands)	2008	%	2007	%	2008	%	2007	%	2008	%
Revenues:
Vessel revenues:
United States	$37,112	10%	36,702	12%	117,216	11%	122,957	13%	40,002	12%
International	312,069	86%	273,968	87%	904,973	86%	777,972	83%	304,635	88%

	349,181	96%	310,670	99%	1,022,189	97%	900,929	96%	344,637	99%
Other marine revenues	13,154	4%	3,545	1%	27,029	3%	37,814	4%	2,192	1%

	$362,335	100%	314,215	100%	1,049,218	100%	938,743	100%	346,829	100%

Operating costs:
Vessel operating costs:
Crew costs	$89,226	25%	78,749	25%	274,464	26%	231,688	25%	92,086	27%
Repair and maintenance	28,988	8%	28,272	9%	97,538	9%	78,232	8%	32,702	9%
Insurance and loss reserves	889	<1%	7,548	2%	11,970	1%	18,125	2%	5,608	2%
Fuel, lube and supplies	16,341	5%	12,713	4%	50,116	5%	36,198	4%	18,609	5%
Vessel operating leases	1,749	<1%	1,308	<1%	5,247	1%	3,039	<1%	1,749	1%
Other	24,127	7%	20,141	6%	74,084	7%	62,296	7%	24,617	7%

	161,320	45%	148,731	47%	513,419	49%	429,578	46%	175,371	51%
Costs of other marine revenues	11,347	3%	1,747	1%	23,091	2%	32,979	4%	1,315	<1%

	$172,667	48%	150,478	48%	536,510	51%	462,557	49%	176,686	51%

The company’s vessel operating profit and other components of earnings before income taxes and its related percentage of total revenue for the quarters and nine-month periods ended December 31, 2008 and 2007, and for the quarter ended September 30, 2008, were as follows:

	Quarter Ended December 31,				Nine Months Ended December 31,				Quarter Ended September 30,
(In thousands)	2008	%	2007	%	2008	%	2007	%	2008	%
Marine operating profit:
Vessel activity:
United States	$11,201	3%	2,497	1%	31,484	3%	22,677	2%	10,994	3%
International	125,733	35%	107,138	34%	320,081	31%	297,818	32%	107,086	31%

	136,934	38%	109,635	35%	351,565	34%	320,495	34%	118,080	34%
Gain on sales of assets	4,760	1%	660	<1%	20,998	2%	9,692	1%	5,851	2%
Other marine services	1,552	<1%	1,681	1%	3,440	<1%	4,459	<1%	784	<1%

Operating profit	143,246	40%	111,976	36%	376,003	36%	334,646	36%	124,715	36%

Equity in net earnings of unconsolidated companies	4,079	1%	3,141	1%	12,073	1%	10,252	1%	3,798	1%
Interest and other debt costs	(77)	(<1)%	(1,535)	(<1)%	(505)	(<1)%	(5,713)	(1)%	(108)	(<1)%
Corporate G&A	(7,805)	(2)%	(9,417)	(3)%	(29,151)	(3)%	(30,418)	(3)%	(10,778)	(3)%
Other income	(87)	(<1)%	3,521	1%	700	<1%	12,426	1%	(3)	(<1)%

Earnings before income taxes	$139,356	38%	107,686	34%	359,120	34%	321,193	34%	117,624	34%

The company’s vessel utilization percentages and average day rates by vessel class and in total for the quarters and the nine-month periods ended December 31, 2008 and 2007, and the quarter ended September 30, 2008, were as follows:

	Quarter Ended December 31,		Nine Months Ended December 31,		Quarter Ended September 30,
	2008	2007	2008	2007	2008
UTILIZATION:
United States-based fleet:
Deepwater vessels	96.7%	90.5	96.4	92.3	98.0
Towing-supply/supply	49.0	46.1	49.0	54.8	48.0
Crew/utility	84.2	80.9	78.6	85.8	75.5
Total	62.4%	60.9	62.3	66.8	61.4
International-based fleet:
Deepwater vessels	85.9%	91.4	85.1	93.2	85.8
Towing-supply/supply	76.0	79.2	76.3	77.9	75.7
Crew/utility	75.5	84.8	80.3	86.6	79.5
Offshore tugs	65.2	54.7	59.4	59.3	60.4
Other	95.3	54.8	58.3	52.6	59.0
Total	76.0%	78.5	76.1	78.6	75.8
Worldwide fleet:
Deepwater vessels	87.5%	91.2	87.1	93.0	88.0
Towing-supply/supply	72.7	74.8	72.8	74.6	72.2
Crew/utility	76.6	84.2	80.1	86.5	78.9
Offshore tugs	65.2	54.7	59.4	59.3	60.4
Other	95.3	54.8	58.3	52.6	59.0
Total	74.4%	76.2	74.4	77.0	74.0

AVERAGE VESSEL DAY RATES:
United States-based fleet:
Deepwater vessels	$23,961	23,256	24,605	23,342	25,233
Towing-supply/supply	13,947	10,399	12,792	11,499	12,867
Crew/utility	5,591	6,093	5,887	6,122	6,017
Total	$13,520	11,759	13,275	12,013	13,510
International-based fleet:
Deepwater vessels	$26,590	24,980	26,088	23,516	26,831
Towing-supply/supply	12,745	10,455	12,257	10,014	12,375
Crew/utility	5,154	4,661	5,097	4,636	5,184
Offshore tugs	8,149	7,092	8,453	6,875	8,302
Other	9,041	5,672	9,842	5,282	10,597
Total	$12,308	10,369	11,857	9,900	12,048
Worldwide fleet:
Deepwater vessels	$26,151	24,612	25,793	23,483	26,517
Towing-supply/supply	12,845	10,451	12,303	10,166	12,416
Crew/utility	5,215	4,884	5,209	4,864	5,305
Offshore tugs	8,149	7,092	8,453	6,875	8,302
Other	9,041	5,672	9,842	5,282	10,597
Total	$12,427	10,515	12,004	10,143	12,201

The company’s average number of vessels by class and geographic distribution for the quarters and the nine-month periods ended December 31, 2008 and 2007, and for the quarter ended September 30, 2008, were as follows:

	Quarter Ended December 31,		Nine Months Ended December 31,		Quarter Ended September 30,
	2008	2007	2008	2007	2008
United States-based fleet:
Deepwater vessels	6	8	7	7	7
Towing-supply/supply	32	34	33	36	33
Crew/utility	10	14	12	13	13

Total	48	56	52	56	53

International-based fleet:
Deepwater vessels	33	30	32	30	32
Towing-supply/supply	224	225	225	221	224
Crew/utility	72	69	71	71	70
Offshore tugs	32	37	34	37	33
Other	2	5	3	5	3

Total	363	366	365	364	362

Owned or chartered vessels included in marine revenues	411	422	417	420	415
Vessels withdrawn from service	12	22	16	24	16
Joint-venture and other	13	14	14	14	14

Total	436	458	447	458	445

The table below summarizes the company’s vessel commitments by vessel class and type as of December 31, 2008:

	U. S. Built			International Built
Vessel class and type	Number of Vessels	Total Cost Commitment	Expended Through 12/31/08	Number of Vessels	Total Cost Commitment	Expended Through 12/31/08
		(In thousands)			(In thousands)
Deepwater vessels:
Anchor handling towing supply	—	—	—	6	$174,729	$98,807
Platform supply vessels	2	$64,897	$25,942	20	$513,301	$152,983
Replacement Fleet:
Anchor handling towing supply	—	—	—	15	$242,447	$80,389
Platform supply vessels	—	—	—	5	$61,995	$28,529
Crewboats and offshore tugs:
Crewboats	—	—	—	6	$25,042	$14,576
Offshore tugs	—	—	—	2	$28,251	$17,810

Totals	2	$64,897	$25,942	54	$1,045,765	$393,094

The table below summarizes by vessel class and vessel type the number of vessels expected to be delivered to the company by quarter of the various vessel commitments as discussed above:

	Quarter Period Ended
Vessel class and type	03/09	06/09	09/09	12/09	03/10	Thereafter
Deepwater vessels:
Anchor handling towing supply	—	1	1	1	1	2
Platform supply vessels	3	2	3	1	1	12
Replacement Fleet:
Anchor handling towing supply	5	1	1	2	—	6
Platform supply vessels	1	1	—	2	1	—
Crewboats and offshore tugs:
Crewboats	2	2	2	—	—	—
Offshore tugs	—	—	2	—	—	—

Totals	11	7	9	6	3	20